EXHIBIT 10.27
GWR OPERATING PARTNERSHIP, L.L.L.P.
and
GREAT WOLF FINANCE CORP.
$230,000,000
10.875% FIRST MORTGAGE NOTES DUE 2017
PURCHASE AGREEMENT
March 30, 2010
DEUTSCHE BANK SECURITIES INC.
BANC OF AMERICA SECURITIES LLC
WELLS FARGO SECURITIES, LLC
CREDIT AGRICOLE SECURITIES (USA) INC.
As Representatives of several Initial Purchasers
   named in Schedule I attached hereto,
c/o Deutsche Bank Securities Inc.
     60 Wall Street
     New York, New York 10005
Ladies and Gentlemen:
          GWR Operating Partnership, L.L.L.P., a Delaware limited liability limited partnership (“GWR OP”), Great Wolf Finance Corp., a Delaware corporation (“Great Wolf Finance” and, together with GWR OP, the “Issuers”), Great Wolf Resorts, Inc., a Delaware corporation (“GWR”), GWR OP General Partner, LLC, a Delaware limited liability company (the “General Partner” and, together with GWR, the “Parent Guarantors”), GWR OP’s subsidiaries listed on Schedule II hereto (the “Initial Subsidiary Guarantors”) and GWR OP’s subsidiaries listed on Schedule III hereto (the “Additional Subsidiary Guarantors”, together with the Initial Subsidiary Guarantors, the “Subsidiary Guarantors” and collectively with the Parent Guarantors, the “Guarantors”) hereby confirm their agreement with the initial purchasers named in Schedule I attached hereto (the “Initial Purchasers”) for whom Deutsche Bank Securities Inc., Banc of America Securities LLC, Wells Fargo Securities, LLC and Credit Agricole Securities (USA) Inc. are acting as the representatives, as set forth below.
          Section 1. The Securities. Subject to the terms and conditions herein contained, the Issuers propose to issue and sell to the Initial Purchasers $230,000,000 aggregate principal amount of their 10.875% First Mortgage Notes due 2017 (the “Notes”). The Notes are to be issued under an indenture (the “Indenture”) to be dated as of April 7, 2010 by and between the Issuers and the Guarantors (collectively, the “Great Wolf Parties”) and U.S. Bank National Association, as Trustee (the “Trustee”).

          The payment of principal, premium and interest on the Notes will be fully and unconditionally guaranteed (the “Guarantees” and with the Notes, the “Securities”) jointly and severally, by the Guarantors.
          The Guarantees by the Subsidiary Guarantors listed on Schedule IV hereto (the “Grantors”) will be secured on a first priority basis by liens on the existing and future assets of the Grantors (the “Collateral”) as provided in such pledge and security agreements, mortgages, collateral assignments and other documents or instruments evidencing or purporting to create a security interest in and/or lien on the Collateral (collectively, the “Security Documents”), each in favor of U.S. Bank National Association, as collateral agent (in such capacity, the “Collateral Agent”) for its benefit and for the benefit of the Trustee and the holders of the Securities. This agreement (the “Purchase Agreement”), the Indenture, the Securities and the Security Documents are collectively referred to herein as the “Agreements.”
          The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions therefrom.
          In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum dated March 21, 2010 (the “Preliminary Memorandum”). As used herein, “Pricing Disclosure Package” shall mean the Preliminary Memorandum, as supplemented or amended by the written communications listed on Annex A hereto in the most recent form that has been prepared and delivered by the Issuers to the Initial Purchasers in connection with their solicitation of offers to purchase Securities prior to the time when sales of the Securities were first made (the “Time of Execution”). Promptly after the Time of Execution and in any event no later than the third Business Day following the Time of Execution, the Issuers will prepare and deliver to each Initial Purchaser a final offering memorandum (the “Final Memorandum”), which will consist of the Preliminary Memorandum with such changes therein as are required and will include the information contained in the amendments or supplements listed on Annex A hereto. The Issuers hereby confirm that they have authorized the use of the Pricing Disclosure Package, the Final Memorandum and the Recorded Road Show (defined below) in connection with the offer and sale of the Securities by the Initial Purchasers. All references herein to the “Preliminary Memorandum,” the “Offering Memorandum” and the “Pricing Disclosure Package” shall include the documents and materials incorporated by reference therein.
          The Initial Purchasers and their direct and indirect transferees of the Securities will be entitled to the benefits of the Registration Rights Agreement, among the Issuers, the Guarantors and the Initial Purchasers to be dated as of the Closing Date (the “Registration Rights Agreement”), pursuant to which the Great Wolf Parties have agreed, among other things, to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) registering the Securities or the Exchange Securities (as defined in the Registration Rights Agreement) under the Act.
          Section 2. Representations and Warranties. As of the Time of Execution, the Issuers, the Parent Guarantors and the Initial Subsidiary Guarantors, and at the Closing Date, the Great Wolf Parties, in each case jointly and severally, represent and warrant to and agree with each Initial Purchaser as follows (references in this Section 2 to the “Offering Memorandum” are to (i) the Pricing Disclosure Package in the case of representations and warranties made as of the Time of Execution and (ii) both the Pricing Disclosure Package and the Final Memorandum in the case of representations and warranties made at the Closing Date):
          (a) The Preliminary Memorandum, on the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Time of Execution, the Pricing Disclosure Package does not, and on the Closing Date (as defined in Section 3 below), will not, and the Final Memorandum as of its date and on the Closing Date will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Great Wolf Parties make no representation or warranty as to the information contained in or omitted from the Pricing Disclosure Package and Final Memorandum, in reliance upon and in conformity with information furnished in writing to the Issuers by or on behalf of the Initial Purchasers through Deutsche Bank Securities Inc. specifically for inclusion therein. The Great Wolf Parties have not distributed or referred to and will not distribute or refer to any written communication (as defined in Rule 405 of the Act) that is an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Great Wolf Parties or their agents and representatives (other than the Pricing Disclosure Package and Final Memorandum) an “Issuer Written Communication”) other than the Pricing Disclosure Package, the Final Memorandum and the recorded electronic road show made available to investors (the “Recorded Road Show”). Any information in an Issuer Written Communication that is not otherwise included in the Pricing Disclosure Package and the Final Memorandum does not conflict with the Pricing Disclosure Package or the Final Memorandum and, each Issuer Written Communication, when taken together with the Pricing Disclosure Package does not at the Time of Execution and when taken together with the Final Memorandum at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (b) As of the Closing Date, GWR will have the authorized, issued and outstanding capitalization set forth in the Offering Memorandum under the heading “Capitalization”; all of the direct and indirect subsidiaries of GWR OP are listed in Schedule V attached hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”); all of the outstanding partnership interests of GWR OP, have been, and as of the Closing Date will be, duly and validly authorized and issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding partnership interests of GWR OP will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or “Blue Sky” laws of certain jurisdictions) or voting. The General Partner is and, at the Closing Date will be, the sole general partner of and own a 1% equity interest in GWR OP, and at the Closing Date, GWR will own a 99% equity interest in GWR OP. Except as set forth in the Offering Memorandum, there are no (i) options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, partnership interests or shares of capital stock of or ownership interests in any of the Great Wolf Parties outstanding. Except for the Subsidiaries or as disclosed in the Offering Memorandum, GWR OP does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity. As of the Closing Date, each Subsidiary that is not a Subsidiary Guarantor is either: (i) a Subsidiary that does not possess any of the Collateral, has total assets of less than $100,000 and total revenues for the 12-month period of less than $100,000 and does not, directly or indirectly, guarantee or otherwise provide direct credit support for any indebtedness of the Issuers or the Parent Guarantors (an “Immaterial Subsidiary”), or (ii) Great Wolf Lodge of the Carolinas LLC, Great Wolf Kansas SPE LLC, Great Wolf Traverse SPE LLC, Great Wolf Lodge of the Poconos LLC, Blue Harbor Resort Sheboygan LLC or Great Wolf Lodge of Chehalis LLC.
          (c) GWR’s Form 10-K for the year ended December 31, 2009 (the “Form 10-K”) filed with the Commission on March 2, 2010 and each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in the Offering Memorandum, complied or will comply when so filed in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. GWR has filed all agreements and other documents required to be filed as exhibits to its Form 10-K under the Exchange Act.
          (d) Each of the Issuers, the Subsidiaries (other than any Immaterial Subsidiaries that are not Subsidiary Guarantors), GWR and its subsidiaries (collectively, the “Great Wolf Group Members”) has been duly incorporated or formed, as applicable and is validly existing as a corporation, limited liability company, limited liability limited partnership or trust, as the case may be, and in good standing under the laws of its respective jurisdiction of incorporation or organization and has all requisite corporate, limited liability company, limited liability limited partnership or trust power and authority, as the case may be, to own its properties and conduct its business as now conducted and as described in the Offering Memorandum; each Great Wolf Group Member is duly qualified to transact business as a foreign corporation in good standing in each jurisdiction listed next to such entity’s name on Schedule VI hereto, which are the jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, condition (financial or otherwise) or results of operations of the Great Wolf Group Members, taken as a whole (any such event, a “Material Adverse Effect”).
          (e) Each Great Wolf Party has all requisite corporate, limited liability company or limited liability limited partnership (as applicable) power and authority to execute, deliver and perform each of its obligations under the Securities and the Exchange Securities (as defined in the Registration Rights Agreement). The Securities, when issued, will be in all material respects in the form contemplated by the Indenture. The Securities and the Exchange Securities have each been, or, in case of Additional Subsidiary Guarantors, will be at the Closing Date, duly and validly authorized by each Great Wolf Party and, when executed and issued by the Great Wolf Parties and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Securities, when delivered to and paid for by the Initial Purchasers in accordance with the terms of this Purchase Agreement, will constitute valid and legally binding obligations of each Great Wolf Party, entitled to the benefits of the Indenture, and enforceable against each Great Wolf Party in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforceability is considered in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”).
          (f) Each Great Wolf Party has all requisite corporate, limited liability company or limited liability limited partnership (as applicable) power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “TIA”). The Indenture has been, or, in case of Additional Subsidiary Guarantors, will be at the Closing Date, duly and validly authorized by each Great Wolf Party and, when executed and delivered by the Great Wolf Parties (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of each Great Wolf Party, enforceable against each Great Wolf Party in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.
          (g) Each Great Wolf Party has all requisite corporate, limited liability company or limited liability limited partnership (as applicable) power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been, or, in case of Additional Subsidiary Guarantors, will be at the Closing Date, duly and validly authorized by each Great Wolf Party and, when executed and delivered by the Great Wolf Parties (assuming the due authorization, execution and delivery by the Initial Purchasers), will constitute a valid and legally binding agreement of each Great Wolf Party enforceable against each Great Wolf Party in accordance with its terms, except that (A) the enforcement thereof may be subject to the Enforceability Exceptions and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.
          (h) Each Great Wolf Party has all requisite corporate, limited liability company or limited liability limited partnership (as applicable) power and authority to execute, deliver and perform its obligations under this Purchase Agreement and to consummate the transactions contemplated hereby. This Purchase Agreement and the consummation by the Great Wolf Parties (other than Additional Subsidiary Guarantors) of the transactions contemplated hereby have been duly and validly authorized by each Great Wolf Party. This Purchase Agreement has been duly executed and delivered by each Great Wolf Party (other than Additional Subsidiary Guarantors).
          (i) Each Great Wolf Party has, or, in case of Additional Subsidiary Guarantors, will have at the Closing Date, all requisite limited liability company power and authority to execute, deliver and perform its obligations under the joinder agreement dated as of the Closing Date (the “Joinder Agreement”) and to consummate the transactions contemplated thereby. The Joinder Agreement and the transactions contemplated thereby have been, or, in case of Additional Subsidiary Guarantors, will be at the Closing Date, duly and validly authorized by each Great Wolf Party. At the Closing Date, the Joinder Agreement will be duly executed and delivered by each Great

Wolf Party and will be a valid and binding agreement of each Great Wolf Party.
          (j) No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale by the Issuers of the Securities to the Initial Purchasers or the consummation by any Great Wolf Party of the other transactions contemplated hereby, except such as have been obtained and such as may be required under state securities or “Blue Sky” laws in connection with the purchase and resale of the Securities by the Initial Purchasers and assuming the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in Section 8 hereof. No Great Wolf Group Member or any Immaterial Subsidiary is or, with the giving of notice or lapse of time or both, will be (i) in violation of its certificate or articles of incorporation, bylaws, certificate of formation, limited liability agreement, partnership agreement or other organizational document, (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets (“Applicable Regulation”), except for any such breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) in breach of or default under (nor has any event occurred that, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any Great Wolf Group Member or any Immaterial Subsidiary is a party or to which any of them or their respective properties or assets is subject (collectively, “Contracts”), except for any such breach, default, violation or event that would not, individually or in the aggregate, have a Material Adverse Effect.
          (k) The execution, delivery and performance by the Great Wolf Parties of this Purchase Agreement, the Joinder Agreement, the Indenture, the Registration Rights Agreement and the Security Documents and the consummation by the Great Wolf Parties of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers) will not conflict with or constitute or result in a breach of or a default under (or an event that with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event that would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document) of any of the Great Wolf Parties or (iii) (assuming compliance with all applicable state securities or “Blue Sky” laws and assuming the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, in Section 8 hereof) any Applicable Regulation, except for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
          (l) Each Guarantee has been duly authorized by each Guarantor and, when the Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, will have been duly executed and delivered by each Guarantor and will constitute its legal, valid and binding obligation enforceable against each Guarantor in accordance with their terms, except that the enforcement thereof may be subject to the Enforceability Exceptions. Each guarantee of the Exchange Securities has been duly authorized by each Guarantor and, if and when the Exchange Securities are duly executed and authenticated in accordance with the provisions of the Indenture and delivered in accordance with the Exchange Offer (as defined in the Registration Rights Agreement), will be duly executed and delivered by each Guarantor and will constitute the legal, valid and binding obligation enforceable against each Guarantor in accordance with their terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.
          (m) Each Security Document that constitutes an agreement has been duly authorized by each of the Grantors party thereto and on the Closing Date, will have been duly executed and delivered by each of the Grantors party thereto. When the Security Documents that constitute an agreement have been duly executed and delivered, the Security Documents that constitute an agreement will constitute legally valid and binding agreements of each of the Grantors party thereto, enforceable against each of the Grantors party thereto in accordance with their terms, except that the enforcement thereof may be subject to the Enforceability Exceptions. Upon delivery of the Security Documents to the Collateral Agent, the Security Documents will create valid and enforceable security interests in and liens on the Collateral and, (i) with respect to any personal property constituting Collateral, to the extent a security interest in the Collateral can be perfected by filing under the Uniform Commercial Code of the State of Delaware, upon the proper filing of such financing statements naming each Grantor as a “debtor” and the Collateral Agent as “secured party” and (ii) with respect to any real property and fixtures constituting Collateral, upon the proper recording of the mortgages in the appropriate land records, the security interests in and liens on the rights of the Grantors in the Collateral will be perfected security interests and liens, subject to liens permitted by the Indenture or any of the Security Documents, and except that the enforcement thereof may be subject to the Enforceability Exceptions.
          (n) After giving effect to the transactions contemplated under the heading “Use of Proceeds” in the Offering Memorandum (the “Contemplated Transactions”), each Grantor will have rights in or have power to grant pursuant to the Security Documents the liens and security interests in the Collateral owned by such Grantor as of the Closing Date, free and clear of any liens, except (i) as disclosed in the Offering Memorandum; (ii) created pursuant to the Indenture or any of the Security Documents; or (iii) liens permitted by the Indenture or any of the Security Documents.
          (o) The audited consolidated financial statements of GWR and its subsidiaries included in the Offering Memorandum present fairly in all material respects the financial position, results of operations and cash flows of GWR and its subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data in the Offering Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. All disclosures contained in the Offering Memorandum regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Act and Item 10 of Regulation S-K of the Exchange Act. No Great Wolf Group Member has any material liabilities or obligations, direct or contingent (including any off-

balance sheet obligations or any “variable interest entities” within the meaning of Accounting Standards Codification Topic 810-10), not disclosed in the Offering Memorandum.
          (p) Each of Grant Thornton LLP and Deloitte & Touche LLP (the “Independent Accountants”) is an independent public accounting firm within the meaning of the Act, the rules and regulations promulgated thereunder and the Public Company Accounting Oversight Board (United States).
          (q) GWR is in compliance with provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the Nasdaq National Market thereunder (the “Sarbanes-Oxley Act”).
          (r) Except as otherwise disclosed in the Offering Memorandum, there is not pending or, to the Knowledge of any Great Wolf Group Member or Immaterial Subsidiary, threatened any action, suit, proceeding, inquiry or investigation to which any Great Wolf Group Member or Immaterial Subsidiary is a party, or to which the property or assets of any Great Wolf Group Member are subject, before or brought by any court, arbitrator or governmental agency or body that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the Contemplated Transactions. The term “Knowledge” with respect to any Great Wolf Group Member or Immaterial Subsidiary means in this Purchase Agreement any actual knowledge of, or written or oral notice received by, an officer of any Great Wolf Group Member or Immaterial Subsidiary having a title of vice-president or higher.
          (s) Except as otherwise disclosed in the Offering Memorandum, each Great Wolf Group Member possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Offering Memorandum (“Permits”), except where the failure to obtain such Permits or non-compliance therewith would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; no Great Wolf Group Member or Immaterial Subsidiary has any Knowledge of any proceeding relating to revocation or modification of any such Permit, except as described in the Offering Memorandum and except where such revocation or modification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (t) Since the date of the most recent financial statements appearing in the Offering Memorandum and except as set forth in or contemplated by the Offering Memorandum, (i) no Great Wolf Group Member has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business, the effect of which would have a Material Adverse Effect on the Issuers and its Subsidiaries, taken as a whole, (ii) no Great Wolf Group Member has purchased any of its outstanding capital stock (other than restricted stock held by employees of a Great Wolf Group Member consistent with past practice), nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than with respect to any such Great Wolf Group Member, the purchase of, or dividend or distribution on, capital stock owned by GWR OP); (iii) there shall not have been any material change in the capital stock or long-term indebtedness of any Great Wolf Group Member the effect of which would have a Material Adverse Effect.
          (u) Except as disclosed in the Offering Memorandum, each Great Wolf Party has filed all federal, state and foreign income and franchise tax returns, if any such returns were required to be filed, except where the failure to so file such returns would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies that any Great Wolf Group Member is contesting in good faith and for which such Great Wolf Group Member has provided adequate reserves or those currently payable without penalty or interest, there is no tax deficiency that has been asserted against any Great Wolf Party that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. GWR OP and General Partner are both treated as disregarded entities for U.S. federal income tax purposes.
          (v) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Great Wolf Parties believe to be reliable and accurate.
          (w) No Great Wolf Group Party or any agent acting on its behalf has taken or will take any action that might cause this Purchase Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.
          (x) Each Great Wolf Group Member has (A) good and marketable title to all real property and good title to all personal property described in the Offering Memorandum as being owned by it and (B) good and marketable title to a leasehold estate in the real and personal property described in the Offering Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except, in case of each of (A) and (B) above, as (i) described in or contemplated by the Offering Memorandum (ii) liens permitted by the Indenture or any of the Security Documents or (iii) to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Great Wolf Group Members own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by them as described in the Offering Memorandum, except as otherwise disclosed in or contemplated by the Offering Memorandum and except where the failure to own or possess such licenses or other rights would not reasonably be expected to have a Material Adverse Effect. No Great Wolf Group Member has any Knowledge of infringement of or conflict with asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would reasonably be expected to have a Material Adverse Effect.
          (y) There are no legal or governmental proceedings involving or affecting any Great Wolf Group Member or Immaterial Subsidiary or any of their respective properties or assets that would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum nor are there any material contracts or other documents that would be required to be described in a prospectus pursuant to the Exchange Act that are not described in the Offering Memorandum.
          (z) Except as would not, individually or in the aggregate, have a Material Adverse Effect (A) each Great Wolf Group Member is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the Knowledge of any Great Wolf Group Member, threatened against any Great Wolf Group Member under any Environmental Law, (C) no Great Wolf Group Member has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state law and (D) no property or facility of the Great Wolf Group Members is (i) listed or proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.
     For purposes of this Purchase Agreement, “Environmental Laws” means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.
          (aa) There is no strike, labor dispute, slowdown or work stoppage with the employees of any Great Wolf Group Member that is pending or, to the Knowledge of any Great Wolf Party, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (bb) Each Great Wolf Group Member carries insurance in such amounts and covering such risks as is in the reasonable judgment of its management adequate for the conduct of its business and the value of its properties and, to the Knowledge of each Great Wolf Group Member, consistent with insurance coverage maintained by similar companies in similar businesses.
          (cc) No Great Wolf Group Member has any material liability for any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) and no Great Wolf Group Member sponsors, maintains or has any obligation to contribute to, or has, during the past six years, sponsored, maintained or had any obligation to contribute to, any employee benefit pension plan subject to Title IV of the Employee Retirement Income Security Act

of 1974, as amended (“ERISA”), including without limitation, any “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA). Each “employee benefit plan” (as defined in Section 3(3) of ERISA) maintained by a Great Wolf Group Member has been operated in compliance in all material respects with all applicable law and applicable plan documents.
          (dd) Except as otherwise disclosed in the Offering Memorandum, each Great Wolf Group Member (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals. Except as otherwise disclosed in the Offering Memorandum, the Great Wolf Group Members maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply in all material respects with the requirements of the Exchange Act and have been designed by, or under the supervision of, management to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.
          (ee) Other than as disclosed in the Offering Memorandum, the Great Wolf Group Members maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by GWR in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to GWR’s management as appropriate to allow timely decisions regarding required disclosure. The Great Wolf Group Members have carried out evaluations, with the participation of management, of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.
          (ff) After giving effect to the Contemplated Transactions, no Great Wolf Group Member will be required to be registered as an “investment company” or “promoter” or “principal underwriter” for an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.
          (gg) The Securities, the Indenture, the Security Documents and the Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Offering Memorandum.
          (hh) No holder of securities of any Great Wolf Group Member will be entitled to have such securities registered under the registration statements required to be filed by the Issuers pursuant to the Registration Rights Agreement other than as expressly permitted thereby.
          (ii) None of the Great Wolf Parties or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers and the compliance by the Initial Purchasers with their agreements in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Purchase Agreement to register any of the Securities under the Act or to qualify the Indenture under the TIA.
          (jj) No securities of any Great Wolf Party are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.
          (kk) No Great Wolf Group Member has taken, nor will any Great Wolf Group Member take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.
          (ll) None of the Great Wolf Parties, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act (“Regulation S”)) with respect to the Securities; the Great Wolf Parties and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers) have complied with the offering restrictions requirement of Regulation S.
          (mm) The operations of each Great Wolf Group Member and Immaterial Subsidiary are and have been conducted at all times in material compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Great Wolf Group Member or Immaterial Subsidiary with respect to the Money Laundering Laws is pending or, to the Knowledge of any Great Wolf Group Member or Immaterial Subsidiary, threatened.
          (nn) No Great Wolf Group Member or Immaterial Subsidiary nor, to the Knowledge of any Great Wolf Group Member or Immaterial Subsidiary, any director, officer, agent, employee or affiliate of any Great Wolf Member or Immaterial Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Issuers will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
          (oo) No Great Wolf Group Member or Immaterial Subsidiary nor, to the Knowledge of any Great Wolf Group Member or Immaterial Subsidiary, any director, officer, agent, employee or affiliate of any Great Wolf Member or Immaterial Subsidiary has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; each Great Wolf Group Member has conducted its business in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
          (pp) There were no outstanding personal loans made, directly or indirectly, by any Great Wolf Group Member to any director or executive officer of any Great Wolf Group Member.
          (qq) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to GWR OP, from making any other distribution on such Subsidiary’s capital stock, from repaying to GWR OP any loans or advances to such Subsidiary from GWR OP or from transferring any of such Subsidiary’s property or assets to GWR OP or any other Subsidiary, except as disclosed in the Offering Memorandum and as would not have a Material Adverse Effect. There are no guarantees of indebtedness by any Great Wolf Group Member to any other Great Wolf Group Member except as disclosed in the Offering Memorandum.
          Any certificate signed by any officer of any Great Wolf Party and delivered to any Initial Purchaser or to counsel for the Initial Purchasers shall be deemed a joint and several representation and warranty by each Great Wolf Party to each Initial Purchaser as to the matters covered thereby.
          Section 3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Great Wolf Parties agree to issue and sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase the Securities in the respective amounts set forth on Schedule I hereto from the Issuers at the price set forth on Schedule I hereto. One or more certificates in definitive form for the Securities that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Issuers at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Great Wolf Parties to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Issuers shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, New York at 10:00 A.M., New York time, on April 7, 2010, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Issuers, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.” The Issuers will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchasers at the offices of Deutsche Bank Securities Inc. in New York, New York, or at such other place as Deutsche Bank Securities Inc. may designate, at least 24 hours prior to the Closing Date.
          Section 4. Offering by the Initial Purchasers. The Initial Purchasers propose to make an offering of the Securities at the price and upon the terms set forth in the Pricing Disclosure Package and the Final Memorandum as soon as practicable after this Purchase Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.
          Section 5. Covenants of the Issuers. The Great Wolf Parties covenant and agree with each Initial Purchaser as follows:
          (a) Until the last to occur of (i) the completion of the distribution of the Securities by the Initial Purchasers, (ii) the Closing Date and (iii) 180 days after the Closing Date, the Great Wolf Parties will not amend or supplement the Pricing Disclosure Package and the Final Memorandum or otherwise distribute or refer to any written communication (as defined under Rule 405 of the Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities (other than the Pricing Disclosure Package, the Recorded Road Show and the Final Memorandum) or file any report with the Commission under the Exchange Act unless the Initial Purchasers shall previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment, supplement or report and as to which the Initial Purchasers shall not have reasonably objected in a timely manner. The Great Wolf Parties will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Pricing Disclosure Package and the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchasers.
          (b) The Great Wolf Parties will cooperate with the Initial Purchasers in arranging for the qualification of the Securities for offering and sale under the securities or “Blue Sky” laws of which jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities; provided, however, that in connection therewith, the Issuers shall not be required to qualify as foreign corporations (or otherwise) or to execute general consents to service of process in any jurisdiction or subject themselves to taxation in any such jurisdiction where it is not then so subject.
          (c) (1) If, at any time prior to the latest of (i) the completion of the sale by the Initial Purchasers of the Securities or the Private Exchange Securities and (ii) 180 days after the Closing Date, any event occurs or information becomes known as a result of which the Pricing Disclosure Package and the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Pricing Disclosure Package and the Final Memorandum to comply with applicable law, the Great Wolf Parties will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Great Wolf Parties, an amendment or supplement to the Pricing Disclosure Package and the Final Memorandum that corrects such statement or omission or effects such compliance and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or any Issuer Written Communication would conflict with the Pricing Disclosure Package as then amended or supplemented, or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package so that any of the Pricing Disclosure Package or any Issuer Written Communication will comply with applicable law, the Great Wolf Parties will promptly notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (a) above, furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package or any Issuer Written Communication (it being understood that any such amendments or supplements may take the form of an amended or supplemented Final Memorandum) as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any Issuer Written Communication will not conflict with the Pricing Disclosure Package or so that the Pricing Disclosure Package or any Issuer Written Communication as so amended or supplemented will comply with applicable law.
          (d) The Great Wolf Parties will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Pricing Disclosure Package, any Issuer Written Communication and the Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.
          (e) The Issuers will apply the net proceeds from the sale of the Securities as set forth under “Use of Proceeds” in the Pricing Disclosure Package and the Final Memorandum.
          (f) For so long as any of the Securities remain outstanding, but only so long as the Issuers are subject to the covenant in the Indenture to provide reports to the Trustee or to the holders of the Securities, the Great Wolf Parties will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by any Great Wolf Party to the Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by any Great Wolf Party with the Commission or any national securities exchange on which any class of securities of any Great Wolf Party may be listed; provided that the foregoing obligation shall not apply to any reports or other communication (including financial statements) that are made available on the Commission’s EDGAR database).
          (g) None of the Great Wolf Group Members or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.
          (h) The Parent Guarantors and the Issuers will not, and will not permit any of the Subsidiaries or their respective Affiliates or persons acting on their behalf to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (i) For so long as any of the Securities remain outstanding and the Issuers are required pursuant to the provisions of the Indenture to furnish to any holder of the Securities, securities analysts or their prospective investors the information required to be delivered pursuant to Rule 144A(d)(4), the Issuers will make available at its expense, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Issuers are then subject to Section 13 or 15(d) of the Exchange Act.
          (j) The Great Wolf Parties will use all commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.
          (k) During the period beginning on the date hereof and continuing to the date that is 90 days after the Closing Date, without the prior written consent of Deutsche Bank Securities Inc., no Great Wolf Group Member will directly or indirectly offer, sell, contract to sell or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by any Issuer or any of their respective Affiliates or any person in privity with the Issuers or any Affiliate of the Issuers), except as provided hereunder, any securities of any Great Wolf Group Member (or guaranteed by any Great Wolf Group Member) that are substantially similar to the Securities.
          (l) In connection with Securities offered and sold in an off shore transaction (as defined in Regulation S) the Issuers will not register any transfer of such Securities not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Securities in the form of definitive securities.
          (m) None of the Great Wolf Group Members or any of their Affiliates will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities.
          (n) For a period of one year (calculated in accordance with paragraphs (d) of Rule 144 under the Act) following the date any Securities are acquired by the Issuers or any of their Affiliates, none of the Issuers or any of their Affiliates will sell any such Securities, unless (i) such Securities are sold pursuant to a registration statement which is effective under the Act, or (ii) in the written opinion of reputable counsel, the buyer of such Securities is not acquiring “restricted securities” under Rule 144.
          (o) Each Great Wolf Party shall use commercially reasonable efforts to cause the Securities to be secured by first priority liens on the Collateral to the extent and in the manner provided for in the Indenture and the Security Documents and as described in the Pricing Disclosure Package.
          Section 6. Expenses. The Issuers agree to pay all costs and expenses incident to the performance of their obligations under this Purchase Agreement, whether or not the transactions contemplated herein are consummated or this Purchase Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Pricing Disclosure Package and the Final Memorandum and any amendment or supplement thereto, and any “Blue Sky” memoranda (which shall, for the avoidance of doubt, not include any expenses of the Initial Purchasers or, subject to clause (v) below, any expenses or fees of their counsel), (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by any Great Wolf Party, (iv) reasonable and documented expenses in connection with the qualification of the Securities under state securities and “Blue Sky” laws, including filing fees and reasonable and documented fees and disbursements of counsel for the Initial Purchasers relating thereto, (v) one-half of the fees and expenses of counsel for the Initial Purchasers in connection with the offering and sale of the Securities, (vi) one-half of the expenses in connection with the “roadshow” and any other meetings with prospective investors in the Securities, (vii) fees and expenses of the Trustee including fees and expenses of counsel to the Trustee, and (viii) any fees charged by investment rating agencies for the rating of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Purchase Agreement is terminated or because of any failure, refusal or inability on the part of any Great Wolf Party to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Issuers agree to promptly reimburse the Initial Purchasers upon demand for all out-of-pocket expenses (including fees, disbursements and charges of Latham & Watkins LLP, counsel for the Initial Purchasers) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Securities.
          Section 7. Conditions of the Initial Purchasers’ Obligations. The obligation of the Initial Purchasers to purchase and pay for the Securities shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:
          (a) On the Closing Date, the Initial Purchasers shall have received from the Great Wolf Parties the Joinder Agreement, dated as of the Closing Date and executed by each of the Great Wolf Parties, in form and substance satisfactory to the Initial Purchasers and in the form substantially set forth in Exhibit A.
          (b) On the Closing Date, the Initial Purchasers shall have received from Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to the Issuers, (x) the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers and in the form set forth in Exhibit B and (y) a disclosure letter, dated as of the Closing Date and addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers and in the form set forth in Exhibit C.
          (c) On the Closing Date, the Initial Purchasers shall have received from Stark & Knoll Co., L.P.A., Ohio counsel to the Issuers, the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers and in the form set forth in Exhibit D.

          (d) On the Closing Date, the Initial Purchasers shall have received from McDermott Will & Emery LLP, Texas counsel to the Issuers, the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers.
          (e) On the Closing Date, the Initial Purchasers shall have received from Kaufman & Canoles, P.C., Virginia counsel to the Issuers, the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers and in the form set forth in Exhibit E.
          (f) On the Closing Date, the Initial Purchasers shall have received the opinion, in form and substance satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Latham & Watkins LLP, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Purchase Agreement and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Latham & Watkins LLP shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.
          (g) On the date hereof, the Initial Purchasers shall have received from the Independent Accountants a comfort letter dated the date hereof, in form and substance satisfactory to counsel for the Initial Purchasers with respect to the audited and any unaudited financial information contained in or incorporated by reference in the Pricing Disclosure Package. On the Closing Date, the Initial Purchasers shall have received from the Independent Accountants a comfort letter dated the Closing Date, in form and substance satisfactory to counsel for the Initial Purchasers, which shall refer to the comfort letter dated the date hereof and reaffirm or update as of a more recent date, the information stated in the comfort letter dated the date hereof and similarly address the audited and any unaudited financial information contained in or incorporated by reference in the Final Memorandum.
          (h) The representations and warranties of the Great Wolf Parties contained in this Purchase Agreement shall be true and correct on and as of the Time of Execution and on and as of the Closing Date as if made on and as of the Closing Date; the statements of any Great Wolf Party’s officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Great Wolf Parties shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Pricing Disclosure Package and the Final Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, had or would be reasonably likely to have a Material Adverse Effect.
          (i) The sale of the Securities hereunder shall have not been enjoined (temporarily or permanently) on the Closing Date.

          (j) Subsequent to the date of the most recent financial statements in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no Great Wolf Group Member shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, had or would be reasonably likely to have a Material Adverse Effect.
          (k) The Initial Purchasers shall have received a certificate of each Great Wolf Party, dated the Closing Date, signed on behalf of each Great Wolf Party by, in the case of GWR, its Chairman of the Board, President or any Senior Vice President and the Chief Financial Officer, or in the case of each other Great Wolf Party by an authorized officer of such Great Wolf Party or its general partner or sole member as applicable, to the effect that:
               (i) the representations and warranties of such Great Wolf Party contained in this Purchase Agreement are true and correct on and as of the Time of Execution and on and as of the Closing Date, and such Great Wolf Party has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;
               (ii) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and
               (iii) the sale of the Securities hereunder has not been enjoined (temporarily or permanently).
          (l) On the Closing Date, the Initial Purchasers shall have received the Indenture executed by the Great Wolf Parties and such agreement shall be in full force and effect at all times from and after the Closing Date.
          (m) On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Great Wolf Parties and such agreement shall be in full force and effect at all times from and after the Closing Date.
          (n) On the Closing Date, the Initial Purchasers shall have received (i) the Security Documents and each other document or instrument required to cause the Guarantees by the Grantors to be secured by first priority liens and security interests on the Collateral to the extent and in the manner provided for in the Indenture and the Security Documents and as described in the Pricing Disclosure Package, in each case executed by the parties thereto, (ii) evidence that all of the liens on the Collateral other than those liens permitted by the Indenture and the applicable Security Documents have been released (which with respect to any mortgages currently encumbering any of the Collateral, shall be deemed satisfied so long as the title insurer is irrevocably committed to issue lender’s title insurance policies insuring that the holders of the Securities have a first priority lien on the real estate Collateral (subject to permitted liens as described in the Indenture and Security Documents)), and (iii) all documents necessary to establish that the Collateral Agent for the benefit of the holders of the Securities will have a perfected first priority security interest or lien on the Collateral (subject to permitted liens as described in the Indenture and Security Documents), as contemplated herein and in the Final Memorandum, shall have been delivered to the Collateral Agent.
          (o) On the Closing Date, the Initial Purchasers shall have received the Securities executed by the Great Wolf Parties and the Guarantees executed by the Guarantors, and the Securities and the Guarantees shall be in full force and effect at all times from and after the Closing Date.
          On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Great Wolf Group Members as they shall have heretofore reasonably requested from the Issuers.
          All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Purchase Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Issuers shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchasers shall reasonably request.
          Section 8. Offering of Notes; Restrictions on Transfer. (a) Each of the Initial Purchasers agrees with the Issuers (as to itself only) that (i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons (“non-U.S. purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption “Transfer Restrictions” contained in the Pricing Disclosure Package and the Final Memorandum.
          (b) Each of the Initial Purchasers represents and warrants (as to itself only) with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes any Pricing Disclosure Package or Final Memo-

randum or any such other material, in all cases at its own expense; (ii) the Securities have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except non-U.S. persons in offshore transactions in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; and (iii) it has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S.
          (c) Each Initial Purchaser, severally and not jointly represents and warrants and agrees with the Issuers that:
     (i) in relation to each Member State (each, a “Relevant Member State”) of the European Economic Area that has implemented Directive 2003/71/EC (including any relevant implementing measure in each Relevant Member State, the “Prospectus Directive”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of the Securities to the public (as such expression is defined in Section 17) in that Relevant Member State prior to the publication of a prospectus in relation to the Securities that has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of the Securities to the public in that Relevant Member State at any time: (A) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities; (B) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or (C) in any other circumstances which do not require the publication by the Issuers of a prospectus pursuant to Article 3 of the Prospectus Directive;
     (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act of 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Issuers;
     (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and

     (iv) it has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell in the Netherlands any Securities with a denomination of less than €50,000 (or its other currency equivalent) other than to persons who trade or invest in securities in the conduct of a profession or business (which includes banks, stockbrokers, insurance companies, pension funds, other institutional investors and finance companies and treasury departments of large enterprises) unless one of the other exemptions from or exceptions to the prohibition contained in article 3 of the Dutch Securities Transactions Supervision Act 1995 (Wet toezicht effectenverkeer 1995) is applicable and the conditions attached to such exemption or exception are complied with.
          Terms used in this Section 8 and not defined in this Purchase Agreement have the meanings given to them in Regulation S.
          Section 9. Indemnification and Contribution. (a) Each Issuer, Parent Guarantor, Initial Subsidiary Guarantor and, upon execution and delivery to the Initial Purchasers of the Joinder Agreement, each Additional Subsidiary Guarantor, severally and jointly, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers, and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which any Initial Purchaser or such affiliate, officer, director or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the following:
     (i) any untrue statement or alleged untrue statement of any material fact contained in the Pricing Disclosure Package, any Issuer Written Communication or Final Memorandum or any amendment or supplement thereto; or
     (ii) the omission or alleged omission to state, in the Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;
and will reimburse, as incurred, the Initial Purchasers and each such affiliate, officer, director or controlling person for any reasonable legal or other expenses incurred by the Initial Purchasers or such affiliate, officer, director or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Great Wolf Parties will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Disclosure Package or Final Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Issuers by the Initial Purchasers through Deutsche Bank Securities Inc. specifically for use therein. The indemnity provided for in this Section 9 will be in addition to any liability that any Great Wolf Party may otherwise have to the indemnified parties. The Great Wolf Parties shall not be liable under this Section 9 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld.

          (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Great Wolf Parties, their directors, their officers, affiliates and each person, if any, who controls the Great Wolf Parties within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Great Wolf Parties or any such director, officer, affiliate or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Pricing Disclosure Package or Final Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Pricing Disclosure Package or Final Memorandum or any amendment or supplement thereto, or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to the Issuers by the Initial Purchasers through Deutsche Bank Securities Inc. specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Great Wolf Parties or any such director, officer, affiliate or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties. The Initial Purchasers shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.
     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are inconsistent with those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 9 or the Great Wolf Parties in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred (or within 30 days of presentation). After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by any indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.
          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other applicable consideration. The relative benefits received by the Great Wolf Parties on the one hand and any Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by such Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Great Wolf Parties on the one hand, or such Initial Purchaser on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Great Wolf Parties and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Purchase Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of each Great Wolf Party, each officer of each Great Wolf Party and each person, if any, who controls any Great Wolf Party within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Great Wolf Parties.
          Section 10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Great Wolf Parties, their officers and the Initial Purchasers set forth in this Purchase Agreement or made by or on behalf of them pursuant to this Purchase Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of any Great Wolf Party, any of their officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9, 10 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Purchase Agreement.
          Section 11. Termination. (a) This Purchase Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Issuers given prior to the Closing Date in the event that any Great Wolf Party shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date,
     (i) any Great Wolf Group Member shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchasers, has had or has a Material

Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchasers, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of any Great Wolf Group Member), except in each case as described in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto);
     (ii) trading in securities GWR or in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;
     (iii) a banking moratorium shall have been declared by New York or United States authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States;
     (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Pricing Disclosure Package and the Final Memorandum; or
     (v) any securities of any Great Wolf Group Member shall have been downgraded by any nationally recognized statistical rating organization or any such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its ratings of any securities of any Great Wolf Group Member (other than an announcement with positive implications of a possible upgrading).
          (b) Termination of this Purchase Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.
          Section 12. Information Supplied by the Initial Purchasers. The statements set forth in the last paragraph on the front cover page (as such paragraph is supplemented by the first item on Annex A) and in the second sentence of the fifth paragraph under the heading “Plan of Distribution” in the Preliminary Memorandum and the Final Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Issuers for the purposes of Sections 2(a) and 9 hereof.
          Section 13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered to (i) Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: Corporate Finance Department; (ii) Banc of America Securities LLC, One Bryant Park, New York, New York 10036, Attention: Legal Department, (iii) Wells Fargo Securities, LLC, MAC D1053-300, 301 South College Street,

Charlotte, North Carolina 28202, Attention: Law Department and (iv) Credit Agricole Corporate and Investment Bank, 1301 Avenue of the Americas, New York, New York 10019, Attention: Legal Department. All communications sent to the Issuers shall be mailed or delivered to the Issuers at c/o Great Wolf Resorts, Inc., 122 West Washington Avenue, Madison, Wisconsin 53703, Attention: General Counsel; with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, Attention: Lawrence G. Wee.
          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.
          Section 14. Successors. This Purchase Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Great Wolf Parties and their respective successors and legal representatives, and nothing expressed or mentioned in this Purchase Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Purchase Agreement, or any provisions herein contained; this Purchase Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Great Wolf Parties contained in Section 9 of this Purchase Agreement shall also be for the benefit of any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Purchase Agreement shall also be for the benefit of the directors of the Great Wolf Parties, their officers and any person or persons who control the Great Wolf Parties within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of the Securities from the Initial Purchasers will be deemed a successor because of such purchase.
          Section 15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS PURCHASE AGREEMENT AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.
          Section 16. No Advisory or Fiduciary Responsibility. The Great Wolf Parties acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Purchase Agreement is an arm’s-length commercial transaction between the Great Wolf Parties, on the one hand, and the Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Initial Purchaser is acting solely as a principal and not the agent or fiduciary of the Great Wolf Parties, (iii) no Initial Purchaser has assumed an advisory or fiduciary responsibility in favor of the Great Wolf Parties with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Great Wolf Parties on other matters) or any other obligation to the Great Wolf Parties except the obligations expressly set forth in this Purchase Agreement and (iv) the Great Wolf Parties have consulted their own legal and financial advisors to the extent they deemed appropriate. The Great Wolf Parties agree that they will not claim that any Initial Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to any Great Wolf Party, in connection with such transaction or the process leading thereto.
          Section 17. Counterparts. This Purchase Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Issuers, the Guarantors and the Initial Purchasers.

Very truly yours, GWR OPERATING PARTNERSHIP, L.L.L.P.
By:	GWR OP General Partner, LLC
its General Partner

By:	Great Wolf Resorts, Inc.
its Sole Member

By:
Name:
Title:

GREAT WOLF FINANCE CORP.
By:
Name:
Title:

PARENT GUARANTORS: GREAT WOLF RESORTS, INC.
By:
Name:
Title:

GWR OP GENERAL PARTNER, LLC
By:	Great Wolf Resorts, Inc.
its Sole Member

By:
Name:
Title:

SUBSIDIARY GUARANTORS: BHMH, LLC
By:	GWR Operating Partnership, L.L.L.P.
its Sole Member

By:	GWR OP General Partner, LLC
its General Partner

By:	Great Wolf Resorts, Inc.
its Sole Member

By:
Name:
Title:

GREAT LAKES SERVICES, LLC
By:	GWR Operating Partnership, L.L.L.P.
its Sole Member

By:	GWR OP General Partner, LLC
its General Partner

By:	Great Wolf Resorts, Inc.
its Sole Member

By:
Name:
Title:

GREAT WOLF LODGE OF KANSAS CITY, LLC
By:	GWR Operating Partnership, L.L.L.P.
its Sole Member

By:	GWR OP General Partner, LLC
its General Partner

By:	Great Wolf Resorts, Inc.
its Sole Member

By:
Name:
Title:

GREAT WOLF LODGE OF PKI, LLC
By:	GWR Operating Partnership, L.L.L.P.
its Sole Member

By:	GWR OP General Partner, LLC
its General Partner

By:	Great Wolf Resorts, Inc.
its Sole Member

By:
Name:
Title:

GREAT WOLF LODGE OF TRAVERSE CITY, LLC
By:	GWR Operating Partnership, L.L.L.P.
its Sole Member

By:	GWR OP General Partner, LLC
its General Partner

By:	Great Wolf Resorts, Inc.
its Sole Member

By:
Name:
Title:

GREAT WOLF LODGE OF WILLIAMSBURG, LLC
By:	GWR Operating Partnership, L.L.L.P.
its Sole Member

By:	GWR OP General Partner, LLC
its General Partner

By:	Great Wolf Resorts, Inc.
its Sole Member

By:
Name:
Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written. DEUTSCHE BANK SECURITIES INC.
By:
Name:
Title:

By:
Name:
Title:

BANC OF AMERICA SECURITIES LLC
By:
Name:
Title:

WELLS FARGO SECURITIES, LLC
By:
Name:
Title:

CREDIT AGRICOLE SECURITIES (USA) INC.
By:
Name:
Title:

SCHEDULE I

SCHEDULE II
Initial Subsidiary Guarantors

Name	Jurisdiction of Incorporation
BHMH, LLC	Delaware
Great Lakes Services, LLC	Delaware
Great Wolf Lodge of Kansas City, LLC	Delaware
Great Wolf Lodge of PKI, LLC	Delaware
Great Wolf Lodge of Traverse City, LLC	Delaware
Great Wolf Lodge of Williamsburg, LLC	Delaware

SCHEDULE III
Additional Subsidiary Guarantors

Name	Jurisdiction of Incorporation
Grapevine Beverage, Inc.	Texas
Great Wolf Lodge of Grapevine, LLC	Delaware
Great Wolf Williamsburg SPE, LLC	Delaware
Mason Family Resorts, LLC	Delaware

SCHEDULE IV
Grantors

Name	Jurisdiction of Incorporation
Mason Family Resorts, LLC	Delaware
Great Wolf Lodge of Grapevine, LLC	Delaware
Great Wolf Williamsburg SPE, LLC	Delaware

SCHEDULE V
Subsidiaries

Name	Jurisdiction of Incorporation
BHMH, LLC	Delaware
Blue Harbor Resort Sheboygan, LLC	Delaware
GLGB Manager III, LLC	Delaware
Grapevine Beverage, Inc.	Texas
Great Bear Lodge of Wisconsin Dells, LLC	Delaware
Great Wolf Finance Corp.	Delaware
Great Lakes Services, LLC	Delaware
Great Wolf Connecticut, LLC	Delaware
Great Wolf Kansas SPE, LLC	Delaware
Great Wolf Lodge of Chehalis, LLC	Delaware
Great Wolf Lodge of Georgia, LLC	Delaware
Great Wolf Lodge of Grapevine, LLC	Delaware
Great Wolf Lodge of Kansas City, LLC	Delaware
Great Wolf Lodge of PKI, LLC	Delaware
Great Wolf Lodge of the Carolinas, LLC	Delaware
Great Wolf Lodge of the Poconos, LLC	Delaware
Great Wolf Lodge of Traverse City, LLC	Delaware
Great Wolf Lodge of Williamsburg, LLC	Delaware
Great Wolf TC Development, LLC	Delaware
Great Wolf Traverse SPE, LLC	Delaware
Great Wolf Williamsburg SPE, LLC	Delaware
GWF Connecticut, LLC	Delaware
GWL KC Beverage, Inc.	Kansas
GWR Development Connecticut, LLC	Delaware
GWR Michigan, LLC	Delaware

Name	Jurisdiction of Incorporation
Mason Family Resorts, LLC	Delaware
Niagara Glen-View Tent & Trailer Park Limited	Nova Scotia, Canada
Pine Brook Properties, LLC	Delaware
Poco Topo Gigio, LLC	Pennsylvania
Williamsburg Landlord Parcel C, LLC	Delaware
Williamsburg Landlord Parcel D, LLC	Delaware
Williamsburg Meadows, LLC	Delaware

V-2

SCHEDULE VI
Subsidiary Qualifications

Name	Jurisdiction(s) of Qualification
BHMH, LLC	Delaware, Wisconsin
Blue Harbor Resort Sheboygan, LLC	Wisconsin
GLGB Manager III, LLC	Delaware
Grapevine Beverage, Inc.	Texas
Great Bear Lodge of Wisconsin Dells, LLC	Delaware, Wisconsin
Great Wolf Finance Corp.	Delaware
Great Lakes Services, LLC	Delaware, Kansas, Michigan, Ohio, New York, North Carolina, Pennsylvania, Virginia, Texas, Washington, Wisconsin
Great Wolf Connecticut, LLC	Delaware
Great Wolf Kansas SPE, LLC	Delaware, Kansas
Great Wolf Lodge of Chehalis, LLC	Delaware
Great Wolf Lodge of Georgia, LLC	Delaware, Georgia
Great Wolf Lodge of Grapevine, LLC	Delaware, Texas
Great Wolf Lodge of Kansas City, LLC	Delaware, Kansas
Great Wolf Lodge of PKI, LLC	Delaware
Great Wolf Lodge of the Carolinas, LLC	Delaware, North Carolina
Great Wolf Lodge of the Poconos, LLC	Delaware, Pennsylvania
Great Wolf Lodge of Traverse City, LLC	Delaware, Michigan
Great Wolf Lodge of Williamsburg, LLC	Delaware, Virginia
Great Wolf TC Development, LLC	Delaware, Michigan
Great Wolf Traverse SPE, LLC	Delaware, Michigan
Great Wolf Williamsburg SPE, LLC	Delaware, Virginia
GWF Connecticut, LLC	Delaware

Name	Jurisdiction(s) of Qualification
GWL KC Beverage, Inc.	Kansas
GWR Development Connecticut, LLC	Delaware
GWR Michigan, LLC	Delaware
Mason Family Resorts, LLC	Delaware, Ohio
Niagara Glen-View Tent & Trailer Park Limited	Nova Scotia, Canada
Pine Brook Properties, LLC	Delaware
Poco Topo Gigio, LLC	Pennsylvania
Williamsburg Landlord Parcel C, LLC	Delaware, Virginia
Williamsburg Landlord Parcel D, LLC	Delaware, Virginia
Williamsburg Meadows, LLC	Delaware, Virginia

VI-2

ANNEX A
High Yield Capital Markets
GWR Operating Partnership, L.L.L.P.
Great Wolf Finance Corp.
SUMMARY OF TERMS

Issuers:	GWR Operating Partnership, L.L.L.P. and
Great Wolf Finance Corp.

Issue:	First Mortgage Notes
Distribution:	144a with reg rights
Ratings:	BB-/B3

Principal Amount:	$230,000,000
Net Proceeds:	$219,298,100

Coupon:	10.875%
Offer Price:	95.347
Yield to Maturity:	11.875%
Spread to Maturity:	856bps vs 3.25% UST due 3/31/17 (3.32%)

Maturity:	4/1/2017
Interest Payment Dates:	April 1 and October 1
First interest payment date:	October 1, 2010

Trade Date:	3/30/2010
Settlement Date:	4/7/2010 (T+5)

Call Schedule:	MWC at T+50 until 4/1/2014, then:
4/1/2014 105.438
4/1/2015 102.719
4/1/2016 100.000
The issuers will not be able to redeem 10% of the
notes in 2011, 2012, 2013 and 2014 at 103%.

Equity Clawback:	35% until 4/1/2013 at 110.875%

144A CUSIP:	361990 AA2
144A ISIN:	US361990AA22
Reg S CUSIP:	U0382 AA8
Reg S ISIN:	USU40382AA88

Bookrunners:	DB/BAML/Wells/Credit Agricole

Use of Proceeds/Capitalization:	As a result of the increased principal amount
from $225.0 million to $230.0 million, as of
December 31, 2009, as adjusted, cash and cash
equivalents is reduced to $12.2 million, total
consolidated indebtedness of the issuers is
$484.7 million, total consolidated indebtedness
of Great Wolf Resorts, Inc. is $565.2 million and
total capitalization is $774.3 million.

Certain United States Federal Income	The notes will be issued with more than a de
Tax Considerations:	minimis amount of original issue discount (“OID”)
for U.S. federal income tax purposes. As a
result, holders will be subject to special U.S.
federal income tax rules with respect to this
OID.

New Legislation: On March 30, 2010 President
Obama signed into law new legislation that will
require certain U.S Holders who are individuals,
estates or trusts to pay a 3.8% tax on, among
other things, interest on and capital gains from
the sale or other disposition of the Notes for
taxable years beginning after December 31, 2012.
In addition, this legislation modifies the
information reporting rules and provides that,
for payments made after December 31, 2011,
information reporting will generally apply to
payments of gross proceeds from certain sales or
other dispositions of the Notes made to
corporations. Prospective investors should
consult their tax advisors regarding the effect,
if any, of this legislation on their ownership
and disposition of the Notes.

Mandatory Redemption:	Since the Notes would not otherwise constitute
“applicable high yield discount obligations,”
“mandatory principal redemptions” will not be
made.

Note Guarantees:	The guarantors will enter into a customary
contribution agreement with respect to their
liabilities under the note

guarantees, which agreement may be contained in the indenture.

Permitted Collateral Liens definition:	Subparagraph (2) amended and restated in its
entirety to read as follows: “Liens on accounts
holding Net Loss Proceeds or Net Proceeds from a
Collateral Asset Sale to secure the performance
of bids, tenders, contracts or similar
obligations in respect of construction,
replacement, rebuilding or repair of assets that
will become Collateral.”

Subparagraph (8) revised to not permit Liens to
secure any Additional Notes or Additional Note
Guarantees.

Subparagraph (16) amended and restated in its
entirety to read as follows: “Customary rights
of setoff in respect of unpaid fees and expenses
of deposit banks encumbering accounts holding Net
Loss Proceeds or Net Proceeds from a Collateral
Asset Sale.”

Subparagraphs (17), (18) and (19) deleted.

Designation of Restricted and	Principal Property Subsidiaries may not be
Unrestricted Subsidiaries:	designated as Unrestricted Subsidiaries, and
Principal Properties must be held at a Principal
Property Subsidiary.

Note to Available Information:	This pricing supplement and the Preliminary
Offering Memorandum collectively speak only as of
the date of this pricing supplement. No
materials shall be deemed incorporated by
reference into the Preliminary Offering
Memorandum after the date hereof other than those
materials stating explicitly that they are
incorporated by reference.

EXHIBIT A
Form of Joinder Agreement

EXHIBIT B
Form of Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP

EXHIBIT C
Form of Negative Assurance Letter of Paul, Weiss, Rifkind, Wharton & Garrison LLP

EXHIBIT D
Form of Opinion of Stark & Knoll Co., L.P.A., Ohio Counsel for the Issuers

EXHIBIT E
Form of Opinion of Kaufman & Canoles, P.C., Virginia Counsel for the Issuers